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                                   ACORN FUND
                              ACORN INTERNATIONAL
                                   ACORN USA
                                  ACORN TWENTY
                              ACORN FOREIGN FORTY

                        Supplement dated January 4, 2000
           to Prospectus dated May 1, 1999 of Acorn Investment Trust

   As of December 31, 1999, Mr. Roger Edgley is the Co-portfolio manager, with Marcel Houtzager, of Acorn Foreign Forty. Mr. Edgley joined Wanger Asset Management ("WAM") as an analyst in 1994, and was named Managing Director and Director of Research of WAM in 1998. Before joining WAM, Mr. Edgley was an analyst at Crosby Securities. He is a CFA, and earned his BSc from the University of Hertfordshire, his MA from the University of Sussex, and his MSc from the London School of Economics.